Dear Investor,

It was a pleasure to meet you at the 1996 Jay Schabacker's West Coast Conference in Huntington Beach. Art Bonnel and I would like to thank you for joining us for the dinner on Friday night. We also enjoyed the opportunity to talk to you during the conference the following day.

During Art's presentation on Saturday, he discussed with you his technique for picking the most successful stocks for the BONNEL GROWTH FUND. Hopefully he was able to give you a good sense of his investment strategy and to inspire your confidence in his expertise.

Art has more than twenty years of investment experience, ranging from trader to portfolio manager, a rare quality among today's fund managers. Prior to 1994 and the launch of the Bonnel Growth Fund, Art successfully managed another mutual fund for many years.

You may wonder if there is anything investors can do to take the guesswork out of the ever fluctuating stock market? By taking advantage of our ABC INVESTMENT PLAN(R),* investors can protect themselves from the volatility that the stock market may experience. It takes only $1,000 to get started, with automatic monthly investments of $100 after that!

As of December 31, 1995, the Bonnel Growth Fund achieved a total return of 45.22%.** The Fund is no load and currently has over $50 million in assets. You can find the Bonnel Growth Fund listed together with United Services' other funds in most newspapers.

If you have any questions about the Bonnel Growth Fund or would like to know more about United Services' other 12 no-load funds, please call our Investor Service Representatives at 1-800-4-BONNEL (1-800-426-6635). They will be glad to answer any of your questions.

Please enjoy the enclosed interview with Art in the February 6, 1996 issue of THE VALUE LINE MUTUAL FUND ADVISOR. I'm looking forward to welcoming you as a shareholder and hope to see you again at next year's conference.

Best regards,



Johanna Thornblad
Vice President Communications



PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR MORE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-4-BONNEL (1-800-426-6635). INVESTMENT RETURNS AND PRINCIPAL VALUE MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. **PERIOD ENDED 12/31/95. LIFE OF THE FUND, 10/17/94-12/31/95, 37.65%. * OF COURSE, USING THE
ABC INVESTMENT PLAN(R) DOES NOT GUARANTEE A PROFIT. IF YOU SELL AT THE BOTTOM, NO SYSTEM WILL GIVE YOU A GAIN.